                                                             EXHIBIT 1.A.(10)(b)
                                                                   NEL APP-82-01
                        NEF
            NEW ENGLAND FINANCIAL(tm)

               A MetLife Affiliate
501 Boylston Street  Boston, Massachusetts  02116-3700

                        POLICY NUMBER
                                     -------------------------------------------

                        To be attached to the Policy on the life of
                                                                   -------------

                        --------------------------------------------------------

APPLICATION TO NEW ENGLAND LIFE INSURANCE COMPANY
FOR COVERED INSURED, CHILDREN'S INSURANCE, SPOUSE INSURANCE, OR APPLICANT WAIVER RIDERS

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TYPE
[ ]  Covered Insured Rider                  [ ]   Applicant's Waiver-Adult Insured
[ ]  Children's Insurance Rider             [ ]   Applicant's Waiver-Juvenile Insured
[ ]  Spouse Insurance Rider                       [ ]   Death or Disability
                                                  [ ]   Death Only

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PERSONS PROPOSED FOR INSURANCE                Relation to
                                                Insured       Birthplace        Birth Date        Height       Weight         Sex
                                             ------------    -------------     --------------    ---------    ----------     ------
 1.  Full Name of Covered Insured

     A.
           -----------------------------    ------------    --------------    --------------    ---------    ----------     -------
     B.
           -----------------------------    ------------    --------------    --------------    ---------    ----------     -------
     C.
           -----------------------------    ------------    --------------    --------------    ---------    ----------     -------

 2.  Full Name of Spouse

           -----------------------------    ------------    --------------    --------------    ---------    ----------     -------

 3.  Full Name of Child

     A.
           -----------------------------    ------------    --------------    --------------    ---------    ----------     -------
     B.
           -----------------------------    ------------    --------------    --------------    ---------    ----------     -------
     C.
           -----------------------------    ------------    --------------    --------------    ---------    ----------     -------

     D.
           -----------------------------    ------------    --------------    --------------    ---------    ----------     -------
     E.
           -----------------------------    ------------    --------------    --------------    ---------    ----------     -------

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AVIATION, AVOCATION, DRIVING, SMOKING FOREIGN TRAVEL AND OCCUPATION

 5.  Has any person proposed for coverage participated in, or does any intend to participate in:            [ ] Yes    [ ] No
     flights as a trainee, pilot or crew member; underwater sports (SCUBA diving, hardhat, skin diving, snorkeling); sky sports (skydiving, hang gliding, parachuting, ballooning); or racing sports (auto, motorcycle, motorboat) or other hazardous avocations? If Yes, complete supplemental form.

 6.  A. Has any person proposed for coverage been convicted of: driving under the influence of alcohol      [ ] Yes    [ ] No
        or drugs in the past 10 years; or two or more moving violations in the past 2 years?  If Yes, complete supplemental form.

     B. Person #          State             Driver license #                         [ ] Check here if no license.
        ---------------------------------------------------------------------------------------------------------------------------
        Person #          State             Driver license #                         [ ] Check here if no license.
        ---------------------------------------------------------------------------------------------------------------------------
        Person #          State             Driver license #                         [ ] Check here if no license.
        ---------------------------------------------------------------------------------------------------------------------------

                                                        Application for Riders 1


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

  7.  A.  Has any person proposed for coverage used any form of tobacco in the past year?          [ ] Yes  [ ] No

      B.  If Yes, Person #         [ ] Cigarettes [ ] Other Circle all that apply.   (cigar, pipe, smokeless, chew, patch,
                           ------                                                    nicotine substitute)
                  Person #         [ ] Cigarettes [ ] Other Circle all that apply.   (cigar, pipe, smokeless, chew, patch,
                           ------                                                    nicotine substitute)
                  Person #         [ ] Cigarettes [ ] Other Circle all that apply.   (cigar, pipe, smokeless, chew, patch,
                           ------                                                    nicotine substitute)
                  Person #         [ ] Cigarettes [ ] Other Circle all that apply.   (cigar, pipe, smokeless, chew, patch,
                           ------                                                    nicotine substitute)
                  Person #         [ ] Cigarettes [ ] Other Circle all that apply.   (cigar, pipe, smokeless, chew, patch,
                           ------                                                    nicotine substitute)

  8. Does any person proposed for coverage intend to travel or reside outside of the United States     [ ] Yes  [ ] No
     excluding Canada)?  If Yes, give details in Remarks section.

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Complete questions 9 and 10 for Applicant Waiver only.

   9.  Occupation:

       Give job title and duties.
       ----------------------------------------------------------------------------------------------------------------------------
       Employed by.
       ----------------------------------------------------------------------------------------------------------------------------
  10.  A. Annual Income $                                      B.   Net worth $
          -----------------------------------------------           ---------------------------------------------------------------

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EXISTING INSURANCE If none, so state.

  11.  Life insurance policies in force on Spouse          Life insurance in force on Children
       ------------------------------------------------    ------------------------------------------------------------------------
       AMOUNT             COMPANY                          PERSON #        AMOUNT               COMPANY
       --------------     -----------------------------    -----------     ----------------     -----------------------------------
       $                                                                   $
       --------------     -----------------------------    -----------     ----------------     -----------------------------------
       $                                                                   $
       --------------     -----------------------------    -----------     ----------------     -----------------------------------
       $                                                                   $
       --------------     -----------------------------    -----------     ----------------     -----------------------------------
       $                                                                   $
       --------------     -----------------------------    -----------     ----------------     -----------------------------------
       $                                                                   $
       --------------     -----------------------------    -----------     ----------------     -----------------------------------
       Life insurance in force on Covered Insured
       ------------------------------------------------
       PERSON #         AMOUNT                            COMPANY
       -----------      ------------------------------    -------------------------------------------------------------------------
                        $
       -----------      ------------------------------    -------------------------------------------------------------------------
                        $
       -----------      ------------------------------    -------------------------------------------------------------------------
                        $
       -----------      ------------------------------    -------------------------------------------------------------------------
                        $
       -----------      ------------------------------    -------------------------------------------------------------------------
                        $
       -----------      ------------------------------    -------------------------------------------------------------------------

  12.  Will any life insurance or annuity issued by this or any other company be replaced as a result of         [ ] Yes  [ ] No
       this Application for insurance? If Yes, complete the following and submit replacement forms if required.

       PERSON #        COMPANY            1035 EXCHANGE         POLICY DATE           POLICY NUMBER         AMOUNT
       ------------    --------------     -----------------     -----------------     -----------------     -----------------------
                                           [ ] Yes  [ ] No                                                   $
       ------------    --------------     -----------------     -----------------     -----------------     -----------------------
                                           [ ] Yes  [ ] No                                                   $
       ------------    --------------     -----------------     -----------------     -----------------     -----------------------
                                           [ ] Yes  [ ] No                                                   $
       ------------    --------------     -----------------     -----------------     -----------------     -----------------------
                                           [ ] Yes  [ ] No
       ------------    --------------     -----------------     -----------------     -----------------     -----------------------
                                           [ ] Yes  [ ] No
       ------------    --------------     -----------------     -----------------     -----------------     -----------------------

                                                        Application for Riders 2

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
MEDICAL DATA Give details to each Yes answer to Questions 10 through 15 in Question 16.

  13.  Has life or disability insurance on any person proposed for coverage ever been declined, postponed or    [ ] Yes  [ ] No
       modified as to plan, amount or rate?

  14.  Within the past 10 years has any person proposed for coverage been treated for or had any known          [ ] Yes  [ ] No
       indication of: frequent fatigue; frequent loss of appetite; frequent night sweats; chronic diarrhea;
       enlarged lymph nodes; unexplained infections; or unusual skin lesions?

  15.  Has any person proposed for coverage ever:
       A.  Received treatment, advice or counseling from a physician, other practitioner or an                   [ ] Yes  [ ] No
           organization for excess alcohol use?

       B.  Used cocaine or other drugs except as prescribed by a physician or licensed practitioner?             [ ] Yes  [ ] No

  16.  Has any person proposed for coverage ever been treated by a member of the medical profession for, or      [ ] Yes  [ ] No
       been diagnosed by a member of the medical profession as having, Acquired Immune Deficiency Syndrome
       (AIDS) or AIDS-Related Complex (ARC)?

  17.  Has any person proposed for coverage ever been treated for or diagnosed as having:

       A.   Cancer; cyst; tumor; or diabetes?                                                                    [ ] Yes  [ ] No

       B.   High blood pressure; stroke; heart murmur; disease or disorder of the heart, blood or                [ ] Yes  [ ] No
            circulatory system?

       C.   Any mental or nervous disorder; epilepsy; any muscular or skeletal disorder; or any paralysis        [ ] Yes  [ ] No
            or deformity?

       D.   Disease or disorder of: kidneys, lungs, stomach, liver, lymph glands; digestive system; or           [ ] Yes  [ ] No
            urinary system?

  18.  Other than the above, does any person proposed for coverage have any other physical disorders, or         [ ] Yes  [ ] No
       within the past 5 years has any person proposed for coverage: had any other diagnostic consultations, for other than AIDS or ARC; been a patient in a medical facility; or been advised to have any other diagnostic tests other than an HIV test, hospitalization or surgery?
-----------------------------------------------------------------------------------------------------------------------------------
  19.  Give details to each Yes answer to questions 13 through 18 below.  Attach additional sheet, if necessary.

                                     INITIAL              LAST                  TYPE OF CONSULT,
      PERSON       QUESTION       CONSULT/ONSET     CONSULT/RECOVERY         DIAGNOSIS, TREATMENT,          PHYSICIAN/FACILITY
         #         # LETTER        MONTH/YEAR          MONTH/YEAR               MEDICATION, ETC.          NAME, ADDRESS & PHONE #
     ---------    ----------     --------------    ------------------    ----------------------------    --------------------------

     ---------    ----------     --------------    ------------------    ----------------------------    --------------------------

     ---------    ----------     --------------    ------------------    ----------------------------    --------------------------

     ---------    ----------     --------------    ------------------    ----------------------------    --------------------------

     ---------    ----------     --------------    ------------------    ----------------------------    --------------------------

     ---------    ----------     --------------    ------------------    ----------------------------    --------------------------

     ---------    ----------     --------------    ------------------    ----------------------------    --------------------------

     ---------    ----------     --------------    ------------------    ----------------------------    --------------------------

     ---------    ----------     --------------    ------------------    ----------------------------    --------------------------

     ---------    ----------     --------------    ------------------    ----------------------------    --------------------------

     ---------    ----------     --------------    ------------------    ----------------------------    --------------------------

     ---------    ----------     --------------    ------------------    ----------------------------    --------------------------

     ---------    ----------     --------------    ------------------    ----------------------------    --------------------------

                                                        Application for Riders 3



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
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REMARKS Attach additional sheet, if necessary.

PERSON #           REMARKS
---------------    ----------------------------------------------------------------------------------------------------------------

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

                                                        Application for Riders 4

NEW ENGLAND LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
COMPANY USE ONLY:  ADDITIONS AND AMENDMENTS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                              AGREEMENT/DISCLOSURE

I HAVE READ THIS APPLICATION INCLUDING ANY SUPPLEMENTS AND TO THE BEST OF MY KNOWLEDGE AND BELIEF, ALL STATEMENTS ARE TRUE AND COMPLETE. I ALSO AGREE THAT:

- My statements in this application and any Aviation/Avocation Supplement are the basis of any policy issued.

- In those states where written consent is required by law, my agreement in writing is required to any entry made by the Company in the Company Use Only section as to (a) age: (b) plan of insurance; or (c) riders; or (d) amounts; or (e) rate class.

- No Agent, Producer or Medical Examiner may (a) make or change any contract of insurance; (b) make a binding promise about insurance; (c) change or waive any term of an application, receipt or policy.

- No information will be deemed to have been given to the Company unless it is stated in this application or any required supplements.

- The policy will take effect only: (a) if this Application is approved by the Company at its Home Office or any other office designated by the Company; and (b) when the first premium is paid to the Company; provided that at the time of payment there has been no change in insurability since the date of this Application and, if the policy has more than one insured, each insured is living.

- I understand that paying my insurance premiums more frequently than annually may result in a larger annual out-of-pocket payment than a less frequent premium mode.

- If I intend to replace existing insurance or annuities I have so indicated in question 11 of this application o I have received the Company's Consumer Privacy Notice and the Life Insurance Buyer's Guide (If required).

-------------------------------------------------------------------------------------------------
SIGNATURES

   Signed at: City                                           State          Date     /     /
-------------------------------------------------------------------------------------------------

X  Covered Insured a
-------------------------------------------------------------------------------------------------

X  Covered Insured b
-------------------------------------------------------------------------------------------------

X  Covered Insured c
-------------------------------------------------------------------------------------------------

X  Covered Insured d
-------------------------------------------------------------------------------------------------

X  Covered Insured e
-------------------------------------------------------------------------------------------------

X  Applicant (for Waiver Rider)                     X  Spouse
-------------------------------------------------------------------------------------------------

X  Insured under Policy
-------------------------------------------------------------------------------------------------

X  Producer
-------------------------------------------------------------------------------------------------

                                                        Application for Riders 5


PRODUCER'S CERTIFICATE Completion required with every Rider Application.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 QUESTIONS

 1.  Are there any other negotiations for life insurance pending or contemplated on any Proposed      [ ] Yes  [ ] No
     Insured?

 2.  Do you have knowledge or reason to believe that any insurance or annuity in this or any          [ ] Yes  [ ] No
     other company has been or will be replaced as a result of this Application for insurance?

 Explain Yes answers.  (Identify question numbers.)

 QUESTION #        PERSON #
 --------------    -------------    -----------------------------------------------------------------------------------------------

 --------------    -------------    -----------------------------------------------------------------------------------------------

 --------------    -------------    -----------------------------------------------------------------------------------------------

 --------------    -------------    -----------------------------------------------------------------------------------------------

 --------------    -------------    -----------------------------------------------------------------------------------------------

 --------------    -------------    -----------------------------------------------------------------------------------------------

 --------------    -------------    -----------------------------------------------------------------------------------------------

 --------------    -------------    -----------------------------------------------------------------------------------------------

 --------------    -------------    -----------------------------------------------------------------------------------------------

Signature

I have personally observed each of the Proposed Insureds and they all appear healthy and normal. To the best of my knowledge, I have presented the Company with all pertinent facts regarding each Proposed Insured and this Application.


Producer                                                Date        /        /
--------------------------------------------------------------------------------


                                                        Application for Riders 6

                        NEF
            NEW ENGLAND FINANCIAL(tm)

               A MetLife Affiliate
501 Boylston Street  Boston, Massachusetts  02116-3700

                        POLICY NUMBER
                                     -------------------------------------------

                        To be attached to the Policy on the life of
                                                                   -------------

                        --------------------------------------------------------


                        AUTHORIZATION AND ACKNOWLEDGMENT

For underwriting and claim purposes about me or any children to be insured, I permit:

- Any medical practitioner or facility, insurer, consumer reporting agency or the Medical Information Bureau, Inc. (MIB) to give the Company personal data. I specially authorize the disclosure of medical data, including mental illness, sexually transmitted diseases, or test results and permit the redisclosure of such data as stated in this form or as the law permits. With regard to HIV test results, it is understood that this information will only be disclosed pursuant to the form required by law. Information about me may be used to determine the insurability of my family members.

-  The Company to get consumer, investigative consumer or motor vehicle reports.

- Any employer, business associate, financial institution, or government unit to give the Company any data that they may have about the occupation, avocations, driving record, finances, character, reputation and aviation activities of myself or any children to be insured.

I understand that:

- I permit the Company to get medical records and to redisclose that data as set forth on this form, except for alcohol and drug treatment in Federally funded programs covered by Federal Regulations (42CFR part 2).

- All or part of the data which the Company gets may be sent to MIB or be disclosed to and used by any Company reinsurer, employee, affiliate or contractor who performs a business service on insurance I apply for or have with the Company. If insurance is declined or offered in a substandard class, the Company MAY, MAY NOT provide the data to a broker or insurer who may be able to make a better offer of insurance.

-  I may ask to be interviewed if an investigative consumer report is ordered.
   Please call me at (  )             time
                         -----------       ---------------------
- My consent will end 30 months from the date on this form or sooner if prescribed by law. I may revoke my consent at any time. Any action taken before revocation will be valid.

-  I have a right to receive a copy of this form.


A PHOTOCOPY OF THIS FORM IS AS VALID AS THE ORIGINAL FORM.


-----------------------------------------------------------------------------------------------
SIGNATURES

   Signed at: City                                       State            Date     /     /
-----------------------------------------------------------------------------------------------

X  Covered Insured a
-----------------------------------------------------------------------------------------------

X  Covered Insured b
-----------------------------------------------------------------------------------------------

X  Covered Insured c
-----------------------------------------------------------------------------------------------

X  Covered Insured d
-----------------------------------------------------------------------------------------------

X  Covered Insured e
-----------------------------------------------------------------------------------------------

X  Applicant (for Waiver Rider)                 X  Spouse
-----------------------------------------------------------------------------------------------

X  Insured under Policy
-----------------------------------------------------------------------------------------------

X  Producer
-----------------------------------------------------------------------------------------------

                                                        Application for Riders 7